UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 18, 2008

Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33601 (Commission File Number)	74-2785449 (IRS Employer Identification No.)

6000 Northwest Parkway, Suite 100

San Antonio, Texas  78249

(210) 308-8267

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                                   Ellen Ohlenbusch, the Company’s Vice President of Marketing and Strategic Alliances, notified the Company that she will resign from her position as an employee of the Company, effective February 29, 2008, for personal reasons.  Ms. Ohlenbusch’s resignation was not a result of any disagreement with the Company’s operations, policies or practices.  She will continue to remain engaged by the Company as an advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ Charles R. Poole
Charles R. Poole, President and Chief Executive Officer

Dated: February 18, 2008